SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    August 19, 2004
                                                  ------------------

                            SALISBURY BANCORP, INC.
                            -----------------------
               (Exact name of registrant as specified in charter)

            Connecticut                                             06-1514263
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(State or other jurisdiction of incorporation)               (IRS Employer
                                                             Identification No.)


 5 Bissell Street, Lakeville, Connecticut                             06039-1868
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(Address of principal executive offices)                            ( zip code)


Registrant's telephone number, including area code:  (860) 435-9801
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





Form 8-K, Current Report
Salisbury Bancorp, Inc.

Item 5. Other Events and Required FD Disclosure.
        ---------------------------------------

     On August 19, 2004, Salisbury Bancorp, Inc. (the "Company") issued a press release announcing that at a meeting of shareholders held on August 17, 2004, Canaan National Bancorp, Inc. voted to approve the Merger of The Canaan National Bank with and into Salisbury Bancorp, Inc. This proposed merger was announced on November 18, 2003, and is expected to be consummated on or about September 10, 2004. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

        Exhibit Index
        -------------

        99.1     Press Release dated August 19, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: August 19, 2004                       SALISBURY BANCORP, INC.



                                             By: /s/ John F. Perotti
                                                 -------------------------------
                                                  John F. Perotti, President and
                                                  Chief Executive Officer



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